United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

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☐ Preliminary Proxy Statement	☐ Soliciting Material Under Rule 14a-12
☐ Confidential, For Use of the
Commission Only (as permitted
by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials

MFA Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 10, 2020. 350 PARK AVENUE, 20TH FLOOR NEW YORK, NEW YORK 10022 MFA FINANCIAL, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. This notice also constitutes Notice of the 2020 Annual Meeting of Stockholders. Meeting Information Meeting Type: Annual Meeting For holders as of the close of business on: March 27, 2020 Date: June 10, 2020 Time: 2:00 PM EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MFA2020 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MFA2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). XXXX XXXX XXXX XXXXE97481-P32433-Z76244 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods 1. Notice & Proxy Statement 2. 2019 Annual ReportE97482-P32433-Z76244 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2020 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/MFA2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items 1. Election of Directors Nominees The Board of Directors recommends you vote FOR the following: 2. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 3. Approval of the advisory (non-binding) resolution to approve the Company's executive compensation. 4. Approval of the Company's Equity Compensation Plan, which is an amendment and restatement of the Company's existing Equity Compensation Plan. NOTE: The proxies are authorized to vote in their discretion upon any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof. You cannot vote by returning this Notice. To vote the shares, you must authorize your proxy online, by telephone or request a paper copy of the proxy materials to receive a proxy card or voting instruction form. You may also attend the virtual meeting via webcast and vote electronically during the meeting. 1a. Laurie S. Goodman 1b. Craig L. Knutson 1c. Richard C. Wald E97483-P32433-Z76244

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